EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Z Trim Holdings, Inc. on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Steven  J. Cohen, President of Z Trim Holdings, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1)           The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2)           The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Z Trim Holdings, Inc.

Date: September 15, 2008	By:	/s/ Steven J. Cohen
Steven J. Cohen
President
(Principal Executive Officer)